Execution Copy

INDENTURE

between

BANK ONE AUTO SECURITIZATION TRUST 2003-1,

as Issuer

and

JPMORGAN CHASE BANK,

as Indenture Trustee

Dated as of August 29, 2003

CROSS REFERENCE TABLE(1)

TIA Section	Indenture Section
310 (a) (1)	6.11
(a) (2)	6.11
(a) (3)	6.10
(a) (4)	N.A
(a) (5)	6.11
(b)	6.8; 6.11
(c)	N.A.
311 (a)	6.12
(b)	6.12
(c)	N.A.
312 (a)	7.1
(b)	7.2
(c)	7.2
313 (a)	7.4
(b) (1)	7.4
(b) (2)	7.4
(c)	7.4
(d)	7.3
314 (a)	7.3
(b)	3.6
(c) (1)	11.1
(c) (2)	11.1
(c) (3)	11.1
(d)	11.1
(e)	11.1
(f)	11.1
315 (a)	6.1
(b)	6.5; 11.5
(c)	6.1
(d)	6.1
(e)	5.13
316 (a) (last sentence)	2.7
(a) (1) (A)	5.11
(a) (1) (B)	5.12
(a) (2)	N.A.
(b)	5.7
(c)	N.A.
317 (a) (1)	5.3
(a) (2)	5.3

(1)

Note:  This Cross Reference Table shall not, for any purpose, be deemed to be part of this

Indenture.

(2)

N.A. means Not Applicable.

TABLE OF CONTENTS

ARTICLE I  DEFINITIONS AND INCORPORATION BY REFERENCE

2

SECTION 1.1

Definitions

2

SECTION 1.2

Incorporation by Reference of Trust Indenture Act

2

SECTION 1.3

Other Interpretive Provisions

2

ARTICLE II  THE NOTES

3

SECTION 2.1

Form

3

SECTION 2.2

Execution, Authentication and Delivery

3

SECTION 2.3

Temporary Notes

4

SECTION 2.4

Registration of Transfer and Exchange

4

SECTION 2.5

Mutilated, Destroyed, Lost or Stolen Notes

6

SECTION 2.6

Persons Deemed Owner

6

SECTION 2.7

Payment of Principal and Interest; Defaulted Interest

7

SECTION 2.8

Cancellation

7

SECTION 2.9

Release of Collateral

8

SECTION 2.10

Book-Entry Notes

8

SECTION 2.11

Notices to Clearing Agency

9

SECTION 2.12

Definitive Notes

9

SECTION 2.13

Authenticating Agents

9

SECTION 2.14

Tax Treatment

10

SECTION 2.15

Note Paying Agents

10

ARTICLE III  COVENANTS

11

SECTION 3.1

Payment of Principal and Interest

11

SECTION 3.2

Maintenance of Office or Agency

11

SECTION 3.3

Money for Payments To Be Held in Trust

12

SECTION 3.4

Existence

13

SECTION 3.5

Protection of Trust Estate

13

SECTION 3.6

Opinions as to Trust Estate

14

SECTION 3.7

Performance of Obligations; Servicing of Receivables

14

SECTION 3.8

Negative Covenants

16

SECTION 3.9

Annual Statement as to Compliance

16

SECTION 3.10

Issuer May Consolidate, etc. Only on Certain Terms

16

SECTION 3.11

Successor or Transferee

18

SECTION 3.12

No Other Business

18

SECTION 3.13

No Borrowing

18

SECTION 3.14

Servicer’s Obligations

19

SECTION 3.15

Guarantees, Loans, Advances and Other Liabilities

19

SECTION 3.16

Capital Expenditures

19

SECTION 3.17

Restricted Payments

19

SECTION 3.18

Notice of Events of Default

19

SECTION 3.19

Further Instruments and Acts

19

SECTION 3.20

Removal of Administrator

19

SECTION 3.21

Article Nine Provisions

19

ARTICLE IV  SATISFACTION AND DISCHARGE

20

SECTION 4.1

Satisfaction and Discharge of Indenture

20

SECTION 4.2

Application of Trust Money

21

SECTION 4.3

Repayment of Monies Held by Note Paying Agent

22

ARTICLE V  REMEDIES

22

SECTION 5.1

Events of Default

22

SECTION 5.2

Acceleration of Maturity; Rescission and Annulment

23

SECTION 5.3

Collection of Indebtedness and Suits for Enforcement by Indenture Trustee

24

SECTION 5.4

Remedies; Priorities

26

SECTION 5.5

Optional Preservation of the Receivables

28

SECTION 5.6

Limitation of Suits

28

SECTION 5.7

Unconditional Rights of Noteholders To Receive Principal and Interest

29

SECTION 5.8

Restoration of Rights and Remedies

29

SECTION 5.9

Rights and Remedies Cumulative

29

SECTION 5.10

Delay or Omission Not a Waiver

30

SECTION 5.11

Control by Controlling Note Class of Noteholders

30

SECTION 5.12

Waiver of Past Defaults

30

SECTION 5.13

Undertaking for Costs

31

SECTION 5.14

Waiver of Stay or Extension Laws

31

SECTION 5.15

Action on Notes

31

SECTION 5.16

Performance and Enforcement of Certain Obligations

31

ARTICLE VI  INDENTURE TRUSTEE

32

SECTION 6.1

Duties of Indenture Trustee

32

SECTION 6.2

Rights of Indenture Trustee

33

SECTION 6.3

Individual Rights of Indenture Trustee

34

SECTION 6.4

Indenture Trustee’s Disclaimer

35

SECTION 6.5

Notice of Defaults

35

SECTION 6.6

Reports by Indenture Trustee to Holders

35

SECTION 6.7

Compensation and Indemnity

35

SECTION 6.8

Replacement of Indenture Trustee

36

SECTION 6.9

Successor Indenture Trustee by Merger

37

SECTION 6.10

Appointment of Co-Indenture Trustee or Separate Indenture Trustee

38

SECTION 6.11

Eligibility; Disqualification

39

SECTION 6.12

Preferential Collection of Claims Against Issuer

40

SECTION 6.13

Representations and Warranties of Indenture Trustee

40

ARTICLE VII  NOTEHOLDERS’ LISTS AND REPORTS

41

SECTION 7.1

Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders

41

SECTION 7.2

Preservation of Information; Communications to Noteholders

41

SECTION 7.3

Reports by Issuer

41

SECTION 7.4

Reports by Indenture Trustee

42

ARTICLE VIII  ACCOUNTS, DISBURSEMENTS AND RELEASES

43

SECTION 8.1

Collection of Money

43

SECTION 8.2

Trust Accounts

43

SECTION 8.3

General Provisions Regarding Accounts

45

SECTION 8.4

Release of Trust Estate

46

SECTION 8.5

Opinion of Counsel

46

ARTICLE IX  SUPPLEMENTAL INDENTURES

47

SECTION 9.1

Supplemental Indentures Without Consent of Noteholders

47

SECTION 9.2

Supplemental Indentures with Consent of Noteholders

48

SECTION 9.3

Execution of Supplemental Indentures

49

SECTION 9.4

Effect of Supplemental Indenture

49

SECTION 9.5

Conformity With Trust Indenture Act

50

SECTION 9.6

Reference in Notes to Supplemental Indentures

50

SECTION 9.7

Amendments to the Sale and Servicing Agreement

50

SECTION 9.8

Amendments to the Trust Agreement

50

ARTICLE X  REDEMPTION OF NOTES

50

SECTION 10.1

Redemption

50

SECTION 10.2

Form of Redemption Notice

51

SECTION 10.3

Notes Payable on Redemption Date

51

ARTICLE XI  MISCELLANEOUS

51

SECTION 11.1

Compliance Certificates and Opinions, etc

51

SECTION 11.2

Form of Documents Delivered to Indenture Trustee

53

SECTION 11.3

Acts of Noteholders

53

SECTION 11.4

Notices, etc., to Indenture Trustee, Issuer and Rating Agencies

54

SECTION 11.5

Notices to Noteholders; Waiver

55

SECTION 11.6

Alternate Payment and Notice Provisions

55

SECTION 11.7

Conflict with Trust Indenture Act

55

SECTION 11.8

Effect of Headings and Table of Contents

56

SECTION 11.9

Successors and Assigns

56

SECTION 11.10

Separability

56

SECTION 11.11

Benefits of Indenture

56

SECTION 11.12

Legal Holidays

56

SECTION 11.13

GOVERNING LAW

56

SECTION 11.14

Counterparts

56

SECTION 11.15

Recording of Indenture

56

SECTION 11.16

Trust Obligation

56

SECTION 11.17

No Petition

57

SECTION 11.18

Inspection

58

SECTION 11.19

Confidential Information

58

Exhibit A-1

Form of Class A-1 Note

Exhibit A-2

Form of Class A-2 Note

Exhibit A-3

Form of Class A-3 Note

Exhibit A-4

Form of Class A-4 Note

Exhibit B

Form of Class B Note

INDENTURE dated as of August 29, 2003, (as from time to time amended, supplemented or otherwise modified and in effect, this “Indenture”) between Bank One Auto Securitization Trust 2003-1, a Delaware statutory trust (“Issuer”), and JPMorgan Chase Bank, a New York banking corporation, solely as trustee and not in its individual capacity (the “Indenture Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of Issuer’s 1.10% Class A-1 Asset Backed Notes (the “Class A-1 Notes”), 1.29% Class A-2 Asset Backed Notes (the “Class A-2 Notes”), 1.82% Class A-3 Asset Backed Notes (the “Class A-3 Notes”), 2.43% Class A-4 Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”) and 2.10% Class B Asset Backed Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”):

GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of the Issuer’s right, title and interest in, to and under (a) the Receivables, and all monies received thereon after the Cutoff Date; (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles and any other property that shall secure the Receivables; (c) any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or the Obligors or from claims under any lender’s single interest insurance policy naming Bank One, National Association as an insured; (d) any rebates of premiums relating to Insurance Policies and rebates of other items such as extended warranties financed under the Receivables, in each case, to the extent the Servicer would, in accordance with its customary practices, apply such amounts to the Principal Balance of the related Receivable; (e) any proceeds from (i) any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, or (ii) the repossession of the Financed Vehicle resulting from a default by an Obligor under the applicable Motor Vehicle Loan; (f) all funds on deposit from time to time in the Trust Accounts, and in all investments and proceeds thereof; (g) the Purchase Agreement, including the right of the Issuer to cause Bank One, National Association to repurchase Receivables from the Issuer pursuant to the Purchase Agreement (and subject to the right of Bank One, National Association to repurchase an aggregate amount of 2% of the Receivables as provided in the Purchase Agreement); (h) any instrument or document relating to the Receivables; (i) the Sale and Servicing Agreement; and (j) all proceeds of any or all of the foregoing (collectively, the “Collateral”).

The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction except as set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

JPMorgan Chase Bank, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture such that the interests of the Holders of the Notes secured by the Collateral may be adequately and effectively protected.

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1  Definitions.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms are used in this Indenture as defined in Appendix X to the Sale and Servicing Agreement dated as of August 29, 2003 (the “Sale and Servicing Agreement”) among Bank One Auto Securitization LLC, as Seller, the Issuer and Bank One, National Association, as Servicer and the Indenture Trustee, as the same may be amended and supplemented from time to time.

SECTION 1.2  Incorporation by Reference of Trust Indenture Act.  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

“Commission” means the Securities and Exchange Commission.

“indenture securities” means the Notes.

“indenture security holder” means a Noteholder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Indenture Trustee.

“obligor” on the indenture securities means the Issuer and any other obligor on the indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

SECTION 1.3  Other Interpretive Provisions.  All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein.  For purposes of this Indenture and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Indenture, and accounting terms partly defined in this Indenture to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Indenture are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Indenture as a whole and not to any particular provision of this Indenture; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Indenture and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” means “including without limitation”; (f)  references to any Person include that Person’s successors and assigns; (g) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof, and (h) terms shall be equally applicable to both the singular and the plural forms thereof.

ARTICLE II

THE NOTES

SECTION 2.1  Form.  The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, in each case together with the Indenture Trustee’s certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1, A-2, A-3, A-4 and B attached hereto, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes.  Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Each Note shall be dated the date of its authentication.  The terms of the Notes set forth in Exhibits A-1, A-2, A-3, A-4 and B are part of the terms of this Indenture.

SECTION 2.2  Execution, Authentication and Delivery.  The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

The Indenture Trustee shall, upon receipt of the Issuer Order, authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $149,000,000, Class A-2 Notes for original issue in the aggregate principal amount of $245,000,000, Class A-3 Notes for original issue in the aggregate principal amount of $151,000,000, Class A-4 Notes for original issue in the aggregate principal amount of $160,670,000 and Class B Notes for original issue in the aggregate principal amount of $18,329,000. The aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes outstanding at any time may not exceed such amounts except as provided in Section 2.5.

Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples thereof (except for one Note of each Class which may be issued in a denomination other than an integral multiple of $1,000).

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 2.3  Temporary Notes.  Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay.  After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

SECTION 2.4  Registration of Transfer and Exchange.  The Issuer shall cause to be kept a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall initially be the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute and upon receipt of such surrendered Note, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same Class, and a like aggregate principal amount and of like terms.

At the option of the Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of the same Class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency.  Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a)(1) of the UCC are met, the Issuer shall execute and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or the Indenture Trustee, duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of Note Registrar which requirements include membership or participation in a Securities Transfer Agents Medallion Program (“Stamp”) or such other “signature guarantee program” as may be determined by Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require.

No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may (unless otherwise provided in such Note) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

The preceding provisions of this section notwithstanding, the Issuer shall not be required to make and Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

No Note, or any interest therein, may be transferred to an “employee benefit plan” within the meaning of Section 3(3) of ERISA that is subject to ERISA, a “plan” described in Section 4975(e)(1) of the Code, any entity that is deemed to hold “plan assets” of any of the foregoing by reason of an employee benefit plan’s or other plan’s investment in such entity, or any plan subject to applicable law that is substantially similar to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code (“Similar Law”), unless such transferee represents, warrants and covenants that its purchase and holding of such Note is and will be eligible for, and satisfies and will satisfy all the requirements of, Department of Labor prohibited transaction class exemption (“PTE”) 90-1; PTE 96-23; PTE 95-60: PTE 91-38; PTE 84-14 or another applicable prohibited transaction exemption and will not cause a non-exempt violation of Similar Law.  By its acquisition of a Note or any interest therein, each transferee will be deemed to have represented, warranted and covenanted that it satisfies the foregoing requirements and the Indenture Trustee may rely conclusively on the same for purposes hereof.

SECTION 2.5  Mutilated, Destroyed, Lost or Stolen Notes.  If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee, the Issuer or the Note Registrar such security or indemnity as may be required by it to hold each of them harmless, then, in the absence of notice to the Issuer, the Note Registrar or a Responsible Officer of the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided that if any such mutilated, destroyed, lost or stolen Note shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer in its discretion may upon delivery of the security or indemnity herein required pay such mutilated, destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a mutilated, destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

Every replacement Note issued pursuant to this Section in replacement of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.6  Persons Deemed Owner.  Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

SECTION 2.7  Payment of Principal and Interest; Defaulted Interest.  (a) The Notes shall accrue interest as provided in the forms of the Class A-1 Note, Class A-2 Note, Class A-3 Note, Class A-4 Note and Class B Note, set forth in Exhibits A-1, A-2, A-3, A-4 and B attached hereto, respectively, and such interest shall be payable on each Distribution Date as specified therein, subject to Section 3.1. Any installment of interest or principal payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person’s address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Stated Maturity Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

(b)

The principal of each Note shall be payable in installments on each Distribution Date as provided in the forms of the Class A-1 Note, Class A-2 Note, Class A-3 Note, Class A-4 Note and Class B Note, set forth in Exhibits A-1, A-2, A-3, A-4 and B attached hereto, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 and, in such event, all principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto.  The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

(c)

If the Issuer defaults in a payment of interest on any class of the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate for such Class of Notes, which shall be due and payable on the Distribution Date following such default.  The Issuer shall pay such defaulted interest to the Holders of Notes on the Record Date for such following Distribution Date.

SECTION 2.8  Cancellation.  All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture.  The Indenture Trustee will dispose of all cancelled Notes in accordance with its customary practices, unless the Issuer shall direct otherwise, and will deliver a certificate of such disposition to the Issuer.

SECTION 2.9  Release of Collateral.  Subject to Section 11.1, the Indenture Trustee shall release property from the lien of this Indenture only in accordance with the Basic Documents and upon receipt of an Issuer Request accompanied by an Officer’s Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.  If the Commission shall issue an exemptive order under TIA Section 304(d) modifying the Owner Trustee’s obligations under TIA Sections 314(c) and 314(d)(1), subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

SECTION 2.10  Book-Entry Notes.  The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to JPMorgan Chase Bank, as custodian for The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner’s interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the “Definitive Notes”) have been issued to Note Owners pursuant to Section 2.12:

(a)

the provisions of this Section shall be in full force and effect;

(b)

the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

(c)

to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

(d)

the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants or Persons acting through Clearing Agency Participants. Pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

(e)

whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Principal Amount of the Notes (or any Class thereof, including the Controlling Note Class), the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants or Persons acting through Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes (or Class thereof, including the Controlling Note Class) and has delivered such instructions to the Indenture Trustee.

SECTION 2.11  Notices to Clearing Agency.  Whenever a notice or other communication to the Noteholders of Book Entry Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications to the Clearing Agency.

SECTION 2.12  Definitive Notes.  If (a) the Seller advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Seller is unable to locate a qualified successor, (b) the Seller at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of an Event of Default affecting a Class of Notes, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Principal Amount of such Class of Notes advise the Indenture Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

SECTION 2.13  Authenticating Agents.  (a) The Indenture Trustee may, at its expense and not at the Issuer’s expense (and such expense shall not be reimbursable pursuant to Section 6.7), appoint one or more Persons (each, an “Authenticating Agent”), which may include an affiliate of the Issuer, with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.3, 2.4, 2.5, 2.12 and 9.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes.  For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section shall be deemed to be the authentication of Notes “by the Indenture Trustee.”  Each Authenticating Agent will be acceptable to the Issuer and will at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Issuer itself, subject to supervision or examination by federal or state authority.  If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section.

(b)

Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such corporation will be otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

(c)

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee, the Owner Trustee and the Issuer.  The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Owner Trustee and the Issuer.  Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Owner Trustee.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all of the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section.

(d)

The Indenture Trustee agrees to pay to each Authenticating Agent (other than the Authenticating Agent appointed at the request of the Issuer) from time to time reasonable compensation for its services under this Section as agreed upon between the Authenticating Agent and the Indenture Trustee.  The Indenture Trustee shall be entitled to be reimbursed for such payments, pursuant and subject to the provisions of Section 6.7.  The provisions of Sections 2.8 and 6.4 shall be applicable to any Authenticating Agent.

SECTION 2.14  Tax Treatment.  The Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, for federal, state and local income and franchise tax purposes, the Notes shall qualify as indebtedness secured by the Trust Estate.  The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness unless otherwise required by a taxing authority.

SECTION 2.15  Note Paying Agents.  (a) The Indenture Trustee may appoint one or more Note Paying Agents with the power to make payments to and distribution from the Trust Accounts and the Reserve Account.

(b)

Any corporation into which any Note Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Note Paying Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Note Paying Agent shall be the successor of such Note Paying Agent hereunder, provided such corporation will be otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or such Note Paying Agent or such successor corporation.

(c)

Any Note Paying Agent may at any time resign by giving written notice of resignation to the Indenture Trustee, the Administrator and the Issuer.  The Indenture Trustee may at any time terminate the agency of any Note Paying Agent by giving written notice of termination to such Note Paying Agent and the Issuer.  Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may appoint a successor Note Paying Agent and shall give written notice of any such appointment to Issuer.  Any successor Note Paying Agent upon acceptance of its appointment hereunder shall become vested with all of the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as Note Paying Agent.  No successor Note Paying Agent will be appointed unless eligible under the provisions of this Section.

(d)

The Indenture Trustee agrees to pay to each Note Paying Agent from time to time reasonable compensation for its services as agreed upon between the Note Paying Agent and the Indenture Trustee.  These expenses shall not be an expense of the Issuer or reimbursable pursuant to Section 6.7.  The provisions of Section 6.4 shall be applicable to any Note Paying Agent.

ARTICLE III

COVENANTS

SECTION 3.1  Payment of Principal and Interest.  The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.2(c), the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

SECTION 3.2  Maintenance of Office or Agency.  The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

SECTION 3.3  Money for Payments To Be Held in Trust.  As provided in Section 8.2, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.2(c) shall be made on behalf of the Issuer by the Indenture Trustee or by another Note Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

On or before each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

The Issuer will cause each Note Paying Agent (other than the Indenture Trustee) to execute and deliver to the Indenture Trustee an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

(i)

hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided herein and pay such sums to such Persons as provided in the Basic Documents;

(ii)

if such Note Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any such payment required to be made with respect to the Notes;

(iii)

if such Note Paying Agent is not the Indenture Trustee, at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

(iv)

immediately resign as a Note Paying Agent and, if such Note Paying Agent is not the Indenture Trustee, forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

(v)

comply with all requirements of the Code and any State or local tax law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

Any money held by the Indenture Trustee or any Note Paying Agent or then held by the Issuer in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be paid to the Issuer on Issuer Request or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided that the Indenture Trustee or such Note Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

SECTION 3.4  Existence.  Except as otherwise permitted by the provisions of Section 3.10, the Issuer shall keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

SECTION 3.5  Protection of Trust Estate.  The Issuer shall from time to time prepare (or shall cause to be prepared), execute, deliver and file, as applicable, all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(a)

Grant more effectively all or any portion of the Trust Estate;

(b)

maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(c)

perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(d)

enforce any of the Collateral; or

(e)

preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all Persons.

The Issuer hereby designates the Indenture Trustee as its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Issuer pursuant to this Section and prepared by the Issuer and delivered to the Indenture Trustee for execution; provided, however, that the Indenture Trustee shall be under no obligation to prepare or file any such financing statement, continuation statement or other instrument required to be executed by the Indenture Trustee pursuant to this Section 3.5.

SECTION 3.6  Opinions as to Trust Estate.  (a)  On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the authorization and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

(b)

Within 120 days after the beginning of each calendar year, beginning with the first calendar year beginning more than three months after the Cutoff Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the filing of any financing statements and continuation statements as are necessary to maintain the lien and perfected first priority security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain such lien and security interest of this Indenture until April 30 in the following calendar year.

SECTION 3.7  Performance of Obligations; Servicing of Receivables.  (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Basic Documents or such other instrument or agreement.

(b)

The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

(c)

The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to preparing (or causing to prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

(d)

If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof in accordance with Section 11.4 hereof.

(e)

As promptly as possible after the giving of notice of termination to the Servicer of the Servicer’s rights and powers pursuant to Section 8.1 of the Sale and Servicing Agreement or the Servicer’s resignation in accordance with the terms of the Sale and Servicing Agreement, the Indenture Trustee shall appoint a successor servicer (the “Successor Servicer”), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and the Owner Trustee.  In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer.  If the Indenture Trustee shall succeed to the Servicer’s duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Receivables.  In the case that the Indenture Trustee becomes successor to the Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates, or delegate any of its responsibilities as Servicer to agents, subject to the terms of the Sale and Servicing Agreement, provided that such appointment or delegation shall not affect or alter in any way the liability of the Indenture Trustee as a successor for the performance of the duties and obligations of the Servicer in accordance with the terms hereof.  The Issuer shall enter into an agreement with such successor for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee).

(f)

Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that, unless such action is specifically permitted hereunder or under the other Basic Documents, it will not, without the prior written consent of the Indenture Trustee or the Holders of at least 66-2/3% in Outstanding Principal Amount of the Controlling Note Class of Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral, or waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement; provided that no such amendment shall (i) except for amendments and modifications of the Receivables permitted under the Sale and Servicing Agreement, increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders, or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Holders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

SECTION 3.8  Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

(a)

except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee;

(b)

claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon the Issuer;

(c)

dissolve or liquidate in whole or in part; or

(d)

(i)  permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics’ liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor) or (iii) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics’ or other lien) security interest in the Trust Estate.

SECTION 3.9  Annual Statement as to Compliance.  The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing 120 days after the fiscal year ended December 31, 2003), and otherwise in compliance with the requirements of TIA Section 314(a)(4) an Officer’s Certificate stating, as to the Authorized Officer signing such Officer’s Certificate, that:

(a)

a review of the activities of the Issuer during such year and of the Issuer’s performance under this Indenture and under the terms of the Notes has been made under such Authorized Officer’s supervision; and

(b)

to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

SECTION 3.10  Issuer May Consolidate, etc. Only on Certain Terms.  (a) The Issuer shall not consolidate or merge with or into any other Person, unless

(i)

the Person (if other than the Issuer) formed by or surviving such consolidation or merger (A) shall be a Person organized and existing under the laws of the United States of America or any state and (B) shall not as a result of such consolidation or merger, become an “investment company,” nor will it be “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended, (“Investment Company Act”) and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)

immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii)

the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv)

the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

(v)

any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi)

the Issuer shall have delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b)

Except as expressly contemplated by the Basic Documents, the Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless

(i)

the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) not be an “investment company” or “controlled” by an “investment company” as such terms are defined in the Investment Company Act, (C) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (D) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (E) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (F) expressly agree by means of such supplemental indenture that such Person (or if a group of persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(ii)

immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii)

the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv)

the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

(v)

any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi)

the Issuer shall have delivered to the Indenture Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

SECTION 3.11  Successor or Transferee.  (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

(b)

Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the effectiveness of such conveyance or transfer.

SECTION 3.12  No Other Business.  The Issuer shall not engage in any business other than financing, purchasing, owning, selling, managing and pledging the Receivables in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

SECTION 3.13  No Borrowing.  The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any additional indebtedness except for the Notes.

SECTION 3.14  Servicer’s Obligations.  The Issuer shall use its best efforts to cause the Servicer to comply with its obligations under the Sale and Servicing Agreement.

SECTION 3.15  Guarantees, Loans, Advances and Other Liabilities.  Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

SECTION 3.16  Capital Expenditures.  The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty) other than the purchase of the Receivables and the related property pursuant to the Sale and Servicing Agreement.

SECTION 3.17  Restricted Payments.  The Issuer shall not, directly or indirectly, (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer or Administrator, (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (c) set aside or otherwise segregate any amounts for any such purpose; provided that the Issuer may make, or cause to be made, distributions to the Servicer, Administrator, the Owner Trustee, the Indenture Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Trust Accounts except in accordance with this Indenture and the other Basic Documents.

SECTION 3.18  Notice of Events of Default.  The Issuer agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each Servicer Termination Event or default on the part of the Seller of its obligations under the Sale and Servicing Agreement.

SECTION 3.19  Further Instruments and Acts.  Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

SECTION 3.20  Removal of Administrator.  For so long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection therewith.

SECTION 3.21  Article Nine Provisions.  The representations and warranties of the Issuer set forth in this Section 3.21 speak as of the execution and delivery of this Indenture, but shall survive the pledge of the Receivables to the Indenture Trustee.  The representations set forth in this Section 3.21 may not be waived.

(a)

This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

(b)

The Issuer has taken all steps necessary to perfect its security interest against the Seller in the Receivables.

(c)

The Receivables constitute “tangible chattel paper” or “electronic chattel paper” within the meaning of the applicable UCC.

(d)

The Issuer owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person.

(e)

The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Indenture Trustee hereunder.

(f)

Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables.  The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.  The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g)

The Issuer has in its possession all original copies of the Receivable Files that constitute or evidence the Receivables that constitute “tangible chattel paper.”  No authoritative copy of any Receivable Files that constitute or evidence the Receivables that constitute “electronic chattel paper” have been communicated to any Person other than the Custodian.  The Receivable Files that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.  All financing statements filed or to be filed against the Issuer, in favor of the Indenture Trustee in connection herewith describing the Receivables contain a statement to the following effect:  “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee.”

ARTICLE IV

SATISFACTION AND DISCHARGE

SECTION 4.1  Satisfaction and Discharge of Indenture.  This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.3, 3.4, 3.5, 3.7(a), 3.8, 3.10, 3.12, 3.13, 3.15, 3.19 and 3.21, (e) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights and indemnities of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

(i)

either

(A)

all Notes theretofore authenticated and delivered (other than (1) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (2) Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

(B)

all Notes not theretofore delivered to the Indenture Trustee for cancellation

(1)

 have become due and payable,

(2)

will become due and payable at the Stated Maturity Date within one year, or

(3)

are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clause (1), (2) or (3) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Stated Maturity Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1), as the case may be;

(ii)

the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

(iii)

the Issuer has delivered to the Indenture Trustee an Officer’s Certificate, an Opinion of Counsel and (if required by the TIA) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

SECTION 4.2  Application of Trust Money.  All monies deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent (including the Issuer acting as its own Note Paying Agent) as the Indenture Trustee may direct, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

SECTION 4.3  Repayment of Monies Held by Note Paying Agent.  In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

ARTICLE V

REMEDIES

SECTION 5.1  Events of Default.  “Event of Default”, wherever used herein, means the occurrence of any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)

default in the payment of any interest on any Note of the Controlling Note Class when the same becomes due and payable, and such default shall continue for a period of thirty-five days;

(b)

default in the payment of the principal of, or any installment of the principal of, any Note when the same becomes due and payable;

(c)

default in the observance or performance of any material covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.1 specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 90 days after the time that there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Principal Amount of the Controlling Note Class of Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder and as a result of such default, the interests of the Holders of the Controlling Note Class of Notes are materially and adversely affected and continue to be materially and adversely affected during the 90 day period;

(d)

the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer’s affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

(e)

the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

SECTION 5.2  Acceleration of Maturity; Rescission and Annulment.  If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than 66-2/3% of the Outstanding Principal Amount of the Controlling Note Class of Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing not less than 66-2/3% of the Outstanding Principal Amount of the Controlling Note Class of Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(a)

the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay

(i)

all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

(ii)

all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(b)

all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 5.3  Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.  (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the rate specified in Section 2.7 and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b)

In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

(c)

If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)

In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

(i)

to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

(ii)

unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

(iii)

to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

(iv)

to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, bad faith or willful misconduct.

(e)

Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

(f)

All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

(g)

In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

SECTION 5.4  Remedies; Priorities.  (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.5):

(i)

institute proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

(ii)

institute proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii)

exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

(iv)

sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless:

(A)

 the Event of Default is of the type described in Section 5.1(a) or (b); or

(B)

with respect to an Event of Default described in Section 5.1(c):

(1)

the Noteholders of all Outstanding Notes consent thereto; or

(2)

the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest on the Outstanding Notes; or

(C)

with respect to any Event of Default described in Section 5.1(d) and (e):

(1)

the Noteholders of Notes evidencing 100% of the Outstanding Principal Amount of the Controlling Note Class consent thereto; or

(2)

the proceeds of such sale or liquidation are sufficient to pay in full the principal of and the accrued interest on the Outstanding Notes; or

(3)

the Indenture Trustee

(x)

determines (but shall have no obligation to make such determination) that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable; and

(y)  the Indenture Trustee obtains the consent of Noteholders of Notes evidencing not less than 66-2/3% of the Outstanding Principal Amount of the Controlling Note Class.

In determining such sufficiency or insufficiency with respect to clause (B)(2) and (C)(2) or (C)(3)(x), the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.  The Indenture Trustee shall be entitled to be reimbursed for the cost of securing such opinion pursuant to the provisions of Section 6.7 herein.

(b)

Notwithstanding the provisions of Section 8.2, following the occurrence and during the continuation of an Event of Default specified in Section 5.1(a), 5.1(b), 5.1(d) or 5.1(e) which has resulted in an acceleration of the Notes (or following the occurrence of any such event after an Event of Default specified in Section 5.1(c) has occurred and the Trust Estate has been liquidated), if the Indenture Trustee collects any money or property, it shall pay out such money or property (and other amounts including amounts held on deposit in the Reserve Account) held as Collateral for the benefit of the Noteholders, net of liquidation costs associated with the sale of the Trust Estate, in the following order:

FIRST: to the Indenture Trustee for amounts due under Section 6.7;

SECOND: to the Servicer for due and unpaid Servicing Fees;

THIRD: to Class A Noteholders for amounts due and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

FOURTH: to Noteholders of the Class A-1 Notes, for amounts due and unpaid on the Class A-1 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes for principal, until principal amount of the Outstanding Class A-1 Notes is reduced to zero;

FIFTH: to Noteholders of the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, for amounts due and unpaid on the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes for principal, until the principal amount of the Outstanding Class A-2 Notes, Class A-3 Notes and Class A-4 Notes is reduced to zero;

SIXTH: to Noteholders of the Class B Notes for amounts due and unpaid on the Class B Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

SEVENTH: to Noteholders of the Class B Notes for amounts due and unpaid on the Class B Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal, until the principal amount of the Outstanding Class B Notes is reduced to zero; and

EIGHTH: to the Certificate Distribution Account, for distribution to the Certificateholders.

The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and, based on information provided by the Servicer, the amount to be paid. The Indenture Trustee shall not be required to determine any amount required to be paid pursuant to any of clauses SECOND to SEVENTH or clause NINTH above, except in its capacity (if any) as Successor Servicer.

SECTION 5.5  Optional Preservation of the Receivables.  If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.  The Indenture Trustee shall be entitled to be reimbursed for the cost of obtaining such opinion pursuant to the provisions of Section 6.7.

SECTION 5.6  Limitation of Suits.  No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)

such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(b)

the Holders of not less than 25% of the Outstanding Principal Amount of the Controlling Note Class of Notes have made written request to the Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c)

such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

(d)

the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

(e)

no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes; and

(f)

such Event of Default actually shall have occurred and shall be continuing;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes, the Indenture Trustee shall submit the matter to a vote of the Controlling Note Class of Notes to determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

SECTION 5.7  Unconditional Rights of Noteholders To Receive Principal and Interest.  Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION 5.8  Restoration of Rights and Remedies.  If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

SECTION 5.9  Rights and Remedies Cumulative.  No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.10  Delay or Omission Not a Waiver.  No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

SECTION 5.11  Control by Controlling Note Class of Noteholders.  The Holders of not less than 66-2/3% of the Outstanding Principal Amount of the Controlling Note Class of Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

(a)

such direction shall not be in conflict with any rule of law or with this Indenture;

(b)

subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Principal Amount of the Controlling Note Class of Notes;

(c)

if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Principal Amount of the Controlling Note Class of Notes to sell or liquidate the Trust Estate shall be of no force and effect;

(d)

the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; and

(e)

such direction shall be in writing;

provided, further, that, subject to Section 6.1, the Indenture Trustee need not take any action that based upon an opinion of counsel or in good faith it determines might involve it in personal liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

SECTION 5.12  Waiver of Past Defaults.  Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of Notes of not less than 66-2/3% of the Outstanding Principal Amount of the Controlling Note Class of Notes may waive, in a written notice satisfactory to the Indenture Trustee, any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes, (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note or (c) depriving the Indenture Trustee or any Noteholder of any lien, which waiver shall require the consent of the Indenture Trustee or such Noteholder, as the case may be. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

SECTION 5.13  Undertaking for Costs.  All parties to this Indenture agree, and each Holder of any Note by such Holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 25% of the Outstanding Principal Amount of the Notes (or in the case of a right or remedy under this Indenture which is instituted by the Controlling Note Class, more than 25% of the Outstanding Principal Amount of the Controlling Note Class) or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

SECTION 5.14  Waiver of Stay or Extension Laws.  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.15  Action on Notes.  The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

SECTION 5.16  Performance and Enforcement of Certain Obligations.  (a)  Promptly following a request from the Indenture Trustee to do so, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or by the Seller or Bank One, National Association, as applicable, of each of their obligations under or in connection with the Purchase Agreement, in each case, in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement and the Purchase Agreement, as the case may be, to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Servicer or Bank One, National Association thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement or by the Seller or Bank One, National Association, as applicable, of each of their obligations under or in connection with the Purchase Agreement.

(b)

If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, subject to Section 6.1(d), at the direction (which direction shall be in writing) of the Holders of not less than 66-2/3% of the Outstanding Principal Amount of the Controlling Note Class of Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, or against the Seller or Bank One, National Association under the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the Servicer or Bank One, National Association of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement or the Purchase Agreement, as applicable, and any right of the Issuer to take such action shall be suspended.

ARTICLE VI

INDENTURE TRUSTEE

SECTION 6.1  Duties of Indenture Trustee.  (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b)

Except during the continuance of an Event of Default:

(i)

the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Basic Documents to which it is a party and no implied covenants or obligations shall be read into this Indenture and the other Basic Documents against the Indenture Trustee; and

(ii)

in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture and the other Basic Documents; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the other Basic Documents.

(c)

The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)

this paragraph does not limit the effect of paragraph (b) of this Section;

(ii)

the Indenture Trustee shall not be liable for any error of judgment made in good faith unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii)

the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to any Basic Document or the direction of the Holders of not less than 66 2/3% in Outstanding Principal Amount of the Notes.

(d)

No provision of this Indenture or any other Basic Document shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or thereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

(e)

Every provision of this Indenture and each other Basic Document relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

(f)

The Indenture Trustee shall take all actions required to be taken by the Indenture Trustee under the Sale and Servicing Agreement.

SECTION 6.2  Rights of Indenture Trustee.  (a) The Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting on any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in any such paper or document. The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper or document, but the Indenture Trustee, in its sole discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, the Seller or the Servicer, personally or by agent or attorney.

(b)

[Reserved].

(c)

The Indenture Trustee shall be under no obligation to exercise any of the powers vested in it by this Indenture or any other Basic Document at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

(d)

The Indenture Trustee may execute any of the trusts or powers hereunder and under the other Basic Documents or perform any duties hereunder or thereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, the Seller or Bank One, National Association. The Indenture Trustee shall have no duty to monitor the performance of the Issuer, the Seller or Bank One, National Association.

(e)

Neither the Indenture Trustee nor its officers, directors, employees or agents shall be liable for any action such persons take or omit to take in good faith which such persons believe to be authorized or within their rights or powers; provided, that such persons’ conduct does not constitute willful misconduct, negligence or bad faith.

(f)

The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture, the Notes and the other Basic Documents shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder or under any other Basic Document in good faith and in accordance with the advice or opinion of such counsel.

(g)

The Indenture Trustee shall not be charged with knowledge of any Default or Event of Default hereunder unless a Responsible Officer of the Indenture Trustee shall have actual knowledge of such Default or Event of Default or any Responsible Officer of the Indenture Trustee shall have received written notice of the same.

(h)

For so long as the Indenture Trustee shall serve as Note Paying Agent and Note Registrar hereunder, it shall be afforded in such capacities the same rights, protections, immunities and indemnities provided the Indenture Trustee hereunder.

(i)

Anything in this Indenture to the contrary notwithstanding, absent bad faith, willful misconduct or fraud, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(j)

The Issuer in issuing Notes may use “CUSIP,” “CINS” and “ISIN” numbers (if then generally in use), and the Indenture Trustee shall use CUSIP, CINS or ISIN numbers, as the case may be, in notices as a convenience to Noteholders and no representation shall be made as to the correctness of such numbers either as printed on the Notes or as contained in any notice.

SECTION 6.3  Individual Rights of Indenture Trustee.  The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Indenture Trustee. Any Note Paying Agent, Authenticating Agent, Note Registrar, co-registrar, co-Note Paying Agent or other agent of the Indenture Trustee may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

SECTION 6.4  Indenture Trustee’s Disclaimer.  (a) The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes or any other Basic Document, shall not be accountable for the Issuer’s use of the proceeds from the Notes, and shall not be responsible for any statement or omission of the Issuer in the Indenture or any other Basic Document or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee’s certificate of authentication.

(b)

In no event shall JPMorgan Chase Bank, solely in its capacity as Indenture Trustee, be obligated or responsible for preparing, executing, filing or delivering in respect of the Issuer or on behalf of another party, either (i) any report or filing required or permitted by the Commission to be prepared, executed, filed or delivered in respect of the Issuer or another party, or (ii) any certification in respect of any such report or filing.

(c)

Notwithstanding anything herein or any other Basic Document to the contrary, in no event shall the Indenture Trustee be liable for (A) any differential in the compensation paid to any Successor Servicer and the amount of compensation necessary to induce any Successor Servicer to act as such under the Sale and Servicing Agreement and the other Basic Documents or (B) the costs relating to the transition of the servicing function to a Successor Servicer.

(d)

The Indenture Trustee shall not be a trustee for or have any fiduciary obligation to the Certificateholders or any party to this Indenture or any other Basic Document, it being acknowledged and agreed that the Indenture Trustee shall have an obligation, pursuant to the Sale and Servicing Agreement, to hold certain accounts and the amounts retained therein, for the benefit of the Certificateholders.

SECTION 6.5  Notice of Defaults.  If a Default of which a Responsible Officer of the Indenture Trustee has actual knowledge occurs and is continuing, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after such default occurs; provided, that the Indenture Trustee shall not be required to provide such notice unless a Responsible Officer of the Indenture Trustee has actual knowledge of such default for at least 5 days.  Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

SECTION 6.6  Reports by Indenture Trustee to Holders.  The Indenture Trustee shall deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns.

SECTION 6.7  Compensation and Indemnity.  The Issuer shall cause the Administrator, pursuant to Section 2(a)(v)(A) of the Administration Agreement, to pay to the Indenture Trustee on the Closing Date and from time to time such compensation as agreed to in writing between the Administrator and the Indenture Trustee for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). Except as otherwise expressly provided for in this Indenture, the Issuer shall cause the Administrator, pursuant to Section 2(a)(v)(B) of the Administration Agreement, to reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture or any other Basic Document (including the reasonable compensation, expenses and disbursements of such agents and counsel as the Indenture Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder), except any such expense as may be attributable to its willful misconduct, negligence, fraud or bad faith. The Issuer shall cause the Administrator, pursuant to Section 2(a)(v)(C) of the Administration Agreement, to indemnify, defend and hold harmless the Indenture Trustee (individually and in its capacity as such) and its successors, assigns, directors, officers, employees and agents from and against, any and all loss, liability or expense (including reasonable legal fees and expenses) incurred by the Indenture Trustee in connection with the acceptance of or administration of the Trust and the performance of its duties hereunder, provided, however, that the Administrator shall not be liable for or required to indemnify the Indenture Trustee from and against any of the foregoing expenses arising or resulting from the Indenture Trustee’s own willful misconduct, fraud, negligence or bad faith or to the extent arising from the breach by the Indenture Trustee of any of its representations and warranties and covenants set forth herein.  The Indenture Trustee will have no recourse to any asset of the Issuer other than funds available pursuant to Section 5.4(b) or to any Person other than the Servicer or the Issuer.  Except as specified by Section 5.4(b), any such payment to the Indenture Trustee shall be subordinate to payments made to the Noteholders.

The Issuer’s payment obligations to the Indenture Trustee pursuant to this Section and Sections 2(a)(v)(A) - (C) of the Administration Agreement referenced in the preceding paragraph shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(d) or (e) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

SECTION 6.8  Replacement of Indenture Trustee.  (a)  No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section.  The Indenture Trustee may resign at any time by giving written notice to the Issuer. The Holders of a majority in Outstanding Principal Amount of the Controlling Note Class of Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee.  The Issuer shall remove the Indenture Trustee if:

(i)

the Indenture Trustee fails to comply with Section 6.11;

(ii)

an Insolvency Event occurs with respect to the Indenture Trustee;

(iii)

a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(iv)

the Indenture Trustee otherwise becomes incapable of acting.

(b)

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

(c)

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture subject to satisfaction of the Rating Agency Condition. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. Upon receipt of payment of all amounts owed to it pursuant to Section 6.7 (unless the Indenture Trustee shall choose to waive such payment), the retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee and the retiring Indenture Trustee shall be relieved of all of its performance duties under the Basic Documents.

(d)

If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Principal Amount of the Controlling Note Class of Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(e)

If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(f)

Any resignation or removal of the Indenture Trustee and appointment of a Successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8.

(g)

Notwithstanding the resignation or removal of the Indenture Trustee pursuant to this Section, the Issuer’s obligations under Section 6.7 and the Administrator’s obligations under Section 2(a)(v) of the Administration Agreement with respect to the Indenture Trustee shall continue for the benefit of the retiring Indenture Trustee.

(h)

The retiring Indenture Trustee shall not be liable for the acts or omissions of any successor Indenture Trustee.

SECTION 6.9  Successor Indenture Trustee by Merger.  If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor indenture trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

SECTION 6.10  Appointment of Co-Indenture Trustee or Separate Indenture Trustee.  (a) Notwithstanding any other provisions of this Indenture, at any time, after delivering written notice to the Administrator, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Issuer may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as Indenture Trustee may consider necessary or desirable. The Issuer must consent to any appointment of a co-trustee or separate trustee hereunder, which consent shall not be unreasonably withheld.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor indenture trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

(b)

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)

no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

(iii)

the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)

Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d)

Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall invest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 6.11  Eligibility; Disqualification.  (a) The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition and shall have a long term debt rating of investment grade or better by the Rating Agencies or shall otherwise be acceptable to the Rating Agencies. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

(b)

Within ninety (90) days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the TIA or the Commission, the Indenture Trustee shall resign with respect to the Class A Notes and/or the Class B Notes in accordance with Section 6.8 of this Indenture, and the Issuer shall appoint a successor Indenture Trustee for two or all of such Classes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes and the Class B Notes. In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clauses (ii) and (iii) of TIA Section 310(b).

(c)

In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes pursuant to this Section 6.11, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one the Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such the Indenture Trustee shall be a trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such the Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided herein.

(d)

In the event that, (A) the Indenture Trustee (i) or any of its directors or executive officers is an underwriter, or (ii) directly or indirectly, controls or is controlled by, or is in common control with, an underwriter; and (B) an Event of Default occurs, the Indenture Trustee shall comply with TIA § 310(b).  For this purpose only and pursuant to TIA § 310(b), an “underwriter” means any person who, within one year prior to the occurrence of the Event of Default, was an underwriter of any of the notes outstanding at the time of such Event of Default.

SECTION 6.12  Preferential Collection of Claims Against Issuer.  The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

SECTION 6.13  Representations and Warranties of Indenture Trustee.  The Indenture Trustee hereby makes the following representations and warranties on which the Issuer and Noteholders shall rely:

(i)

it is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York;

(ii)

it has full power, authority and legal right to execute, deliver, and perform this Indenture and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Indenture;

(iii)

assuming the necessary authorization, execution and delivery thereof by the other parties thereto, to the best knowledge of the Indenture Trustee the duties and obligations of the Indenture Trustee under this Indenture constitute the valid, legal and binding obligations of the Indenture Trustee enforceable in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws or equitable principles limiting creditors’ rights generally, and provided that no representation is expressed as to the availability of equitable remedies;

(iv)

that to the best knowledge of the Indenture Trustee, the Indenture Trustee is not in breach of or default under any law or administrative rule or regulation of the United States of America or any department, division, agency or instrumentality thereof, or any applicable court or administrative decree or order, and which would materially impair the ability of the Indenture Trustee to perform its obligations under this Indenture; and

(v)

that to the best knowledge of the Indenture Trustee, no authorization, consent or other order of any state or federal government authority or agency having jurisdiction over the trust powers of the Indenture Trustee are required to be obtained by the Indenture Trustee for the valid authorization, execution and delivery by the Indenture Trustee of this Indenture or the authentication of the Notes.

ARTICLE VII

NOTEHOLDERS’ LISTS AND REPORTS

SECTION 7.1  Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.  The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided that so long as (i) the Indenture Trustee or its designee is Note Registrar, or (ii) the Notes are Book-Entry Notes, no such list shall be required to be furnished and in such case, upon the written request of the Issuer or the Owner Trustee, the Indenture Trustee or its designee will promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

SECTION 7.2  Preservation of Information; Communications to Noteholders.  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

(b)

Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes. Upon receipt by the Indenture Trustee of any request by three or more Noteholders or by one or more Noteholders of Notes evidencing not less than 25% of the Outstanding Principal Amount of Notes to receive a copy of the current list of Noteholders (whether or not made pursuant to TIA Section 312(b)), the Indenture Trustee shall promptly notify the Administrator thereof by providing to the Administrator a copy of such request and a copy of the list of Noteholders produced in response thereto.  In accordance with TIA Section 312(b), the Indenture Trustee may elect not to afford the requesting Noteholders access to the list of Noteholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting Noteholders, to all Noteholders.

(c)

The Issuer, the Indenture Trustee and Note Registrar shall have the protection of TIA Section 312(c).

SECTION 7.3  Reports by Issuer.  The Issuer shall:

(i)

file with the Indenture Trustee, at the time that the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)

file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii)

supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

(b)

Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

SECTION 7.4  Reports by Indenture Trustee.  If required by TIA Section 313(a), within 60 days after each April 30, beginning with April 30, 2004, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b). A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed.  The Issuer shall notify the Indenture Trustee in writing if and when the Notes are listed on any stock exchange.

ARTICLE VIII

ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.1  Collection of Money.  Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

SECTION 8.2  Trust Accounts.  (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, the Trust Accounts as provided in Section 5.1 of the Sale and Servicing Agreement.

(b)

On or before each Distribution Date, the Issuer shall cause the Seller and the Servicer to deposit all Available Collections with respect to the Collection Period preceding such Distribution Date in the Collection Account as provided in Sections 5.2 and 5.4 of the Sale and Servicing Agreement. On or before each Deposit Date, all amounts required to be withdrawn from the Reserve Account and deposited in the Collection Account pursuant to Section 5.5 of the Sale and Servicing Agreement shall be withdrawn by the Indenture Trustee from the Reserve Account and deposited to the Collection Account as provided therein (as to which the Issuer shall cause the Servicer to timely provide the related instructions).

(c)

On each Distribution Date, the Indenture Trustee (based on the information contained in the Servicer’s Report delivered on or before the related Determination Date pursuant to Section 4.9 of the Sale and Servicing Agreement) shall make the withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of funds on deposit in the Collection Account with respect to the Collection Period preceding such Distribution Date (including funds, if any, deposited therein from the Reserve Account), in accordance with the provisions of Section 5.5(b) of the Sale and Servicing Agreement (as to which the Issuer shall cause the Servicer to timely provide the related instructions).

(i)

On each Distribution Date, the Indenture Trustee (based on the information contained in the Servicer’s Report delivered on or before the related Determination Date pursuant to Section 4.9 of the Sale and Servicing Agreement) shall withdraw the funds on deposit in the Interest Distribution Account with respect to the Collection Period preceding such Distribution Date and make distributions and payments in the following order of priority:

(A)

first, to the Noteholders of Class A Notes, the Accrued Class A Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis based upon the amount of interest due on each Class of Class A Notes; and

(B)

second, to the Noteholders of Class B Notes, the Accrued Class B Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class B Note Interest, the amounts available shall be applied to the payment of such interest on the Class B Notes on a pro rata basis.

(d)

On each Distribution Date, the Indenture Trustee (based on the information contained in the Servicer’s Report delivered on or before the related Determination Date pursuant to Section 4.9 of the Sale and Servicing Agreement) shall withdraw the funds on deposit in the Principal Distribution Account with respect to the Collection Period preceding such Distribution Date and make distributions and payments in the following order of priority:

(i)

first, to the Noteholders of the Class A Notes, the Class A Principal Distributable Amount as follows:

(1)

to the Noteholders of the Class A-1 Notes in reduction of principal until the principal amount of the Outstanding Class A-1 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-1 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-1 Notes on a pro rata basis;

(2)

to the Noteholders of the Class A-2 Notes in reduction of principal until the principal amount of the Outstanding Class A-2 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-2 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-2 Notes on a pro rata basis;

(3)

to the Noteholders of the Class A-3 Notes in reduction of principal until the principal amount of the Outstanding Class A-3 Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-3 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-3 Notes on a pro rata basis;

(4)

to the Noteholders of the Class A-4 Notes in reduction of principal until the principal amount of the Outstanding Class A-4 Notes has been paid in full; provided that if there re not sufficient funds available to pay the principal amount of the Outstanding Class A-4 Notes in full, the amounts available shall be applied to the payment of principal on the Class A-4 Notes on a pro rata basis;

(ii)

second, to the Noteholders of the Class B Notes, the Class B Principal Distributable Amount, in reduction of principal until the principal amount of the Outstanding Class B Notes has been paid in full; provided that if there are not sufficient funds available to pay the principal amount of the Outstanding Class B Notes in full, the amounts available shall be applied to the payment of principal on the Class B Notes on a pro rata basis; and

(iii)

third, any remaining amounts, to the Certificate Distribution Account.

SECTION 8.3  General Provisions Regarding Accounts.  (a) The funds in the Trust Accounts and the Reserve Account shall be invested in Eligible Investments in accordance with and subject to Section 5.1 and Section 5.8 of the Sale and Servicing Agreement. The Indenture Trustee shall not be directed to make any investment of any funds or to sell any investment held in any of the Trust Accounts and the Reserve Account unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

(b)

Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee’s failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

(c)

If (i) investment directions shall not have been given for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m. Eastern Time (or such other time as may be agreed by the Issuer, the Servicer and the Indenture Trustee) on any Business Day, (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2, or (iii) if such Notes shall have been declared due and payable following an Event of Default and amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts and the Reserve Account in one or more Eligible Investments in accordance with the standing instructions most recently given by the Servicer.

(d)

The Indenture Trustee shall not be liable for losses in respect of investments in Eligible Investments and in no event shall the Indenture Trustee be liable for the selection of Eligible Investments if it followed the investment direction of the Administrator and the Servicer. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investments prior to its stated maturity or the failure of the Servicer or the Administrator to provide timely written investment direction. The Indenture Trustee does not guarantee the performance of any Eligible Investment. Notwithstanding the foregoing, in no event shall the Indenture Trustee be deemed an investment manager or adviser in respect of any selection of investments hereunder.

SECTION 8.4  Release of Trust Estate.  (a)  The Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture or any other Basic Document, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture or such other document. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b)

The Indenture Trustee shall, at such time as there are no Notes outstanding release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by an Officer’s Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

(c)

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges that from time to time the Indenture Trustee shall release the lien of this Indenture on any Receivable to be sold to (i) the Seller in accordance with Section 3.3 of the Sale and Servicing Agreement, (ii) to the Servicer in accordance with Section 4.7 of the Sale and Servicing Agreement and (iii) to Bank One, National Association pursuant to Section 3.4 of the Purchase Agreement.

SECTION 8.5  Opinion of Counsel.  The Indenture Trustee shall receive at least seven days’ notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee may also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

ARTICLE IX

SUPPLEMENTAL INDENTURES

SECTION 9.1  Supplemental Indentures Without Consent of Noteholders.  Without the consent of the Holders of any Notes but with prior written notice to the Rating Agencies by the Issuer, the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i)

to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii)

to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii)

to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

(iv)

to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v)

to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially and adversely affect the interests of the Holders of the Notes;

(vi)

to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; and

(vii)

to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior written notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, that such action shall not, as evidenced by an Opinion of Counsel or the satisfaction of the Rating Agency Condition, adversely affect in any material respect the interests of any Noteholder.

SECTION 9.2  Supplemental Indentures with Consent of Noteholders.  The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of at least a majority of the Outstanding Principal Amount of the Notes (voting together as a single class), by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

(i)

change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

(ii)

impair the right to institute suit for the enforcement of specified provisions of this Indenture regarding payments;

(iii)

reduce the percentage of the Outstanding Principal Amount of the Notes or the Controlling Note Class, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(iv)

modify or alter the provisions of this Indenture regarding the voting of Notes held by the Issuer, any other obligor on the Notes, the Seller or any of their respective Affiliates;

(v)

reduce the percentage of the Outstanding Principal Amount of the Notes or Controlling Note Class required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4;

(vi)

modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

(vii)

modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

(viii)

permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in the other Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.3  Execution of Supplemental Indentures.  In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be (except to the extent required in the case of an amendment under Sections 9.1(vi) or (vii)) obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

SECTION 9.4  Effect of Supplemental Indenture.  Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 9.5  Conformity With Trust Indenture Act.  Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

SECTION 9.6  Reference in Notes to Supplemental Indentures.  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation furnished by the Issuer as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee, upon receipt of an Issuer Order, in exchange for Outstanding Notes.

SECTION 9.7  Amendments to the Sale and Servicing Agreement.  By their acceptance of a Note, the Noteholders acknowledge that the Seller, the Servicer, the Issuer and the Indenture Trustee may amend the Sale and Servicing Agreement and any supplement thereto without the consent of the Noteholders (including the Issuer) to cure any ambiguity or defect, to correct or supplement any provisions in the Sale and Servicing Agreement or adding any provisions to or changing in any manner or eliminating any of the provisions in the Sale and Servicing Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders, so long as such amendment or supplement would not materially adversely affect the interest of any Noteholder or Certificateholder.

SECTION 9.8  Amendments to the Trust Agreement.  By their acceptance of a Note, the Noteholders acknowledge that, subject to the provisions of the Trust Agreement, without the consent of any Noteholder or Certificateholder, the Depositor and the Owner Trustee may amend the Trust Agreement to cure any ambiguity or defect, to correct or supplement any provisions in the Trust Agreement or adding any provisions to or changing in any manner or eliminating any of the provisions in the Trust Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders, so long as such amendment would not materially adversely affect the interest of any Noteholder or Certificateholder.

ARTICLE X

REDEMPTION OF NOTES

SECTION 10.1  Redemption.  The Notes are subject to redemption in whole, but not in part, at the direction of the Servicer pursuant to Section 9.1(a) of the Sale and Servicing Agreement, on any Distribution Date on which the Servicer exercises its option to purchase the Trust Estate pursuant to said Section 9.1(a), for a purchase price equal to the Redemption Price; provided that the Issuer has available funds sufficient to pay the Redemption Price. The Servicer or the Issuer shall furnish the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1, the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 25 days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2 to each Holder of the Notes.

SECTION 10.2  Form of Redemption Notice.  Notice of redemption under Section 10.1 shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder’s address appearing in the Note Register.

All notices of redemption shall state:

(i)

the Redemption Date;

(ii)

the Redemption Price;

(iii)

that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

(iv)

that interest on the Notes shall cease to accrue on the Redemption Date.

Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of such Note.

SECTION 10.3  Notes Payable on Redemption Date.  The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1  Compliance Certificates and Opinions, etc.  (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i)

a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)

a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii)

a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv)

a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

(b)

(i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) of the Collateral or other property or securities to be so deposited.

(ii)

Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i), the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) and this clause (ii), is 10% or more of the Outstanding Principal Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the Outstanding Principal Amount of the Notes.

(iii)

Other than with respect to the release of any Purchased Receivables or Defaulted Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)

Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii), the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and Defaulted Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) and this clause (iv), equals 10% or more of the Outstanding Principal Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the then Outstanding Principal Amount of the Notes.

(v)

Notwithstanding Section 2.9 or any other provision of this Section, the Issuer may without compliance with the requirements of the other provisions of this Section 11.1, (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

SECTION 11.2  Form of Documents Delivered to Indenture Trustee.  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon an opinion of counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Administrator or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Administrator or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 11.3  Acts of Noteholders.  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act of the Noteholders” signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

(b)

The fact and date of the execution by any Person of any such instrument or writing may be proved in any customary manner that the Indenture Trustee deems sufficient.

(c)

The ownership of Notes shall be proved by the Note Register.

(d)

Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 11.4  Notices, etc., to Indenture Trustee, Issuer and Rating Agencies.  Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

(a)

The Indenture Trustee by any Noteholder, the Administrator or the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing, to or with the Indenture Trustee, including without limitation, if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Indenture Trustee at its Corporate Trust Office, or

(b)

The Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Issuer addressed to: Bank One Auto Securitization Trust 2003-1, in care of Mail Code DE1-1001, 201 N. Walnut Street, Wilmington, Delaware  19801, Attention: Phil C. McNiel, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator.  The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested to (i) in the case of Moody’s, at the following address: Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10004 and (ii) in the case of S&P, at the following address: Standard & Poor’s Ratings Services, 55 Water Street, New York, New York 10041-0003, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

SECTION 11.5  Notices to Noteholders; Waiver.  Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Noteholders shall be filed in writing with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Issuer shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

SECTION 11.6  Alternate Payment and Notice Provisions.  Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are consented to by the Indenture Trustee. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

SECTION 11.7  Conflict with Trust Indenture Act.  If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

The provisions of TIA Sections  310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 11.8  Effect of Headings and Table of Contents.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.9  Successors and Assigns.  All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

SECTION 11.10  Separability.  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.11  Benefits of Indenture.  Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 11.12  Legal Holidays.  In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

SECTION 11.13  GOVERNING LAW.  THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.14  Counterparts.  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.15  Recording of Indenture.  If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel delivered to the Indenture Trustee (which may be counsel to the Owner Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

SECTION 11.16  Trust Obligation.  (a)  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, (ii) the Indenture Trustee or the Owner Trustee in their individual capacities, (iii) any owner of a beneficial interest in the Issuer, (iv) any partner, owner, member, beneficiary, agent, officer, director, employee or agent of the Seller, the Indenture Trustee or the Owner Trustee in their individual capacities as such, (v) or any holder of a beneficial interest in the Issuer, the Seller, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Indenture Trustee or the Owner Trustee in their individual capacities as such, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer thereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

(b)

In furtherance of and not in derogation of the foregoing, to the extent the Seller enters into other securitization transactions, each Noteholder, by accepting a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by the Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this Section, a Noteholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Seller or any other Person owned by the Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Seller or any other Person owned by the Seller, then each Noteholder, by accepting a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against the Seller or any other Person owned by the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder, by acceptance of a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 11.16(b) and the terms of this Section 11.16(b) may be enforced by an action for specific performance. The provisions of this Section 11.16(b) shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Indenture.

SECTION 11.17  No Petition.  The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

SECTION 11.18  Inspection.  The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer’s normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer’s affairs, finances and accounts with the Issuer’s officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

SECTION 11.19  Confidential Information.  Any Holder, by its acceptance of a Note, shall be deemed to have agreed to keep any information obtained by it pursuant to Section 4.12 of the Sale and Servicing Agreement confidential and not to use such information for any other purpose, except as required by applicable law; provided, however, that each Noteholder (and each employee, representative or other agent of the Noteholder) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of this transaction, and all materials of any kind (including opinion and other tax analyses) that are provided to the Noteholder relating to such tax treatment and tax structure.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

BANK ONE AUTO SECURITIZATION

TRUST 2003-1

By:

WILMINGTON TRUST COMPANY,

not in its individual capacity but solely as

Owner Trustee,

By:  /s/ James P. Lawler

Name:

James P. Lawler

Title:

Vice President

JPMORGAN CHASE BANK,

not in its individual capacity but solely as

Indenture Trustee,

By:

 /s/ Patricia M.F. Russo

Name:  Patricia M.F. Russo

Title:    Vice President

EXHIBIT A-1

FORM OF CLASS A-1 NOTE

REGISTERED

$149,000,000

No. R-1

CUSIP NO.  06424E AA 2

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE MAY BE TRANSFERRED TO AN “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION 3(3) OF ERISA THAT IS SUBJECT TO ERISA, A “PLAN” DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, ANY ENTITY THAT IS DEEMED TO HOLD “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR OTHER PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), UNLESS THE PURCHASE AND HOLDING OF THIS NOTE IS AND WILL BE ELIGIBLE FOR, AND SATISFIES AND WILL SATISFY ALL THE REQUIREMENTS OF, DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTE”) 90-1; PTE 96-23; PTE 95-60: PTE 91-38; PTE 84-14 OR ANOTHER APPLICABLE PROHIBITED TRANSACTION EXEMPTION AND WILL NOT CAUSE A NON-EXEMPT VIOLATION OF SIMILAR LAW.  BY ITS ACQUISITION OF THIS NOTE, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED THAT IT SATISFIES THE FOREGOING REQUIREMENTS AND THE INDENTURE TRUSTEE MAY RELY CONCLUSIVELY ON THE SAME FOR PURPOSES HEREOF.

BANK ONE AUTO SECURITIZATION TRUST 2003-1

1.10% CLASS A-1 ASSET BACKED NOTES

Bank One Auto Securitization Trust 2003-1, a Delaware statutory trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED FORTY NINE MILLION DOLLARS ($149,000,000) payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-1 Notes on such Distribution Date from the Principal Distribution Account in respect of principal on the Class A-1 Notes pursuant to Section 3.1 of the Indenture dated as of August 29, 2003 (as from time to time amended, supplemented or otherwise modified and in effect, the “Indenture”), between the Issuer and JPMorgan Chase Bank, a New York banking corporation, as Indenture Trustee (in such capacity the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the October 20, 2004 Distribution Date (the “Class A-1 Stated Maturity Date”).  Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

The Issuer shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the previous Distribution Date on which interest has been paid (or, in the case of the initial Distribution Date, from the Closing Date) to but excluding such Distribution Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Indenture Trustee or by an Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: October 14, 2003

BANK ONE AUTO SECURITIZATION

TRUST 2003-1

By:

WILMINGTON TRUST COMPANY,

not in its individual capacity but solely as

Owner Trustee of Bank One Auto

Securitization Trust 2003-1

By:

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Notes designated above and referred to in the within-mentioned Indenture.

Date: October 14, 2003

JPMORGAN CHASE BANK,

not in its individual capacity but solely as

Indenture Trustee

By:

Responsible Officer

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 1.10% Class A-1 Asset Backed Notes (the “Class A-1 Notes”) which, together with the Issuer’s 1.29% Class A-2 Asset Backed Notes (the “Class A-2 Notes”), 1.82% Class A-3 Asset Backed Notes (the “Class A-3 Notes”), 2.43% Class A-4 Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”) and 2.10% Class B Asset Backed Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

The Class A-1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.  Payments of interest on and principal of the Class A-1 Notes will be made in the manner and to the extent provided in the Indenture.

Principal of the Class A-1 Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing October 20, 2003.  All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-1 Stated Maturity Date. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class A-1 Notes will be made in accordance with the provisions of the Indenture.

Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person’s address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Stated Maturity Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1 of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

The Issuer shall pay interest on overdue installments of interest at the Class A-1 Interest Rate to the extent lawful.

As provided in the Indenture, the Class A Notes and the Class B Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in their individual capacities, (ii) any owner of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in their individual capacities, or (iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

In furtherance of and not in derogation of the foregoing paragraph, to the extent the Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by the Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”).  To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Seller or any other Person owned by the Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Seller or any other Person owned by the Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against the Seller or any other Person owned by the Seller), including the payment of post-petition interest on such other obligations and liabilities.  This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance.  The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of the Indenture and this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate.  Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied.  The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Outstanding Principal Amount or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

___________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

_____________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________, 200_

By:

*/

Signature Guaranteed:

By:

*/

*/   NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

EXHIBIT A-2

FORM OF CLASS A-2 NOTE

REGISTERED

$245,000,000

No. R-1

CUSIP NO.  06424E AB 0

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS

WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE MAY BE TRANSFERRED TO AN “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION 3(3) OF ERISA THAT IS SUBJECT TO ERISA, A “PLAN” DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, ANY ENTITY THAT IS DEEMED TO HOLD “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR OTHER PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), UNLESS THE PURCHASE AND HOLDING OF THIS NOTE IS AND WILL BE ELIGIBLE FOR, AND SATISFIES AND WILL SATISFY ALL THE REQUIREMENTS OF, DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTE”) 90-1; PTE 96-23; PTE 95-60: PTE 91-38; PTE 84-14 OR ANOTHER APPLICABLE PROHIBITED TRANSACTION EXEMPTION AND WILL NOT CAUSE A NON-EXEMPT VIOLATION OF SIMILAR LAW.  BY ITS ACQUISITION OF THIS NOTE, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED THAT IT SATISFIES THE FOREGOING REQUIREMENTS AND THE INDENTURE TRUSTEE MAY RELY CONCLUSIVELY ON THE SAME FOR PURPOSES HEREOF.

BANK ONE AUTO SECURITIZATION TRUST 2003-1

1.29% CLASS A-2 ASSET BACKED NOTES

Bank One Auto Securitization Trust 2003-1, a Delaware statutory trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED FORTY FIVE MILLION DOLLARS ($245,000,000) payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-2 Notes on such Distribution Date from the Principal Distribution Account in respect of principal on the Class A-2 Notes pursuant to Section 3.1 of the Indenture dated as of August 29, 2003 (as from time to time amended, supplemented or otherwise modified and in effect, the “Indenture”), between the Issuer and JPMorgan Chase Bank, a New York banking corporation, as Indenture Trustee (in such capacity the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the August 21, 2006 Distribution Date (the “Class A-2 Stated Maturity Date”). Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

The Issuer shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the twentieth day of the calendar month immediately preceding such Distribution Date (or, in the case of the initial Distribution Date, from the Closing Date) to but excluding the twentieth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Indenture Trustee or by an Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: October 14, 2003

BANK ONE AUTO SECURITIZATION

TRUST 2003-1

By:

WILMINGTON TRUST COMPANY,

not in its individual capacity but solely as

Owner Trustee of Bank One Auto

Securitization Trust 2003-1

By:

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2 Notes designated above and referred to in the within-mentioned Indenture.

Date: October 14, 2003

JPMORGAN CHASE BANK,

not in its individual capacity but solely as

Indenture Trustee

By:

Responsible Officer

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 1.29% Class A-2 Asset Backed Notes (the “Class A-2 Notes”) which, together with the Issuer’s 1.10% Class A-1 Asset Backed Notes (the “Class A-1 Notes”), 1.82% Class A-3 Asset Backed Notes (the “Class A-3 Notes”) and 2.43% Class A-4 Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”) and 2.10% Class B Asset Backed Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

The Class A-2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Payments of interest on and principal of the Class A-2 Notes will be made in the manner and to the extent provided in the Indenture.

Principal of the Class A-2 Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing October 20, 2003. All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-2 Stated Maturity Date. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class A-2 Notes will be made in accordance with the provisions of the Indenture.

Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person’s address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Stated Maturity Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1 of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

The Issuer shall pay interest on overdue installments of interest at the Class A-2 Interest Rate to the extent lawful.

As provided in the Indenture, the Class A Notes and the Class B Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transferor exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in their individual capacities, (ii) any owner of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in their individual capacities, or (iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

In furtherance of and not in derogation of the foregoing paragraph, to the extent the Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by the Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”).  To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Seller or any other Person owned by the Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Seller or any other Person owned by the Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against the Seller or any other Person owned by the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of the Indenture and this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Outstanding Principal Amount or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

_________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________, 200_

By:

*/

Signature Guaranteed

*/

*/   NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

EXHIBIT A-3

FORM OF CLASS A-3 NOTE

REGISTERED

$151,000,000

No. R-1

CUSIP NO.  06424E AC 8

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE MAY BE TRANSFERRED TO AN “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION 3(3) OF ERISA THAT IS SUBJECT TO ERISA, A “PLAN” DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, ANY ENTITY THAT IS DEEMED TO HOLD “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR OTHER PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), UNLESS THE PURCHASE AND HOLDING OF THIS NOTE IS AND WILL BE ELIGIBLE FOR, AND SATISFIES AND WILL SATISFY ALL THE REQUIREMENTS OF, DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTE”) 90-1; PTE 96-23; PTE 95-60: PTE 91-38; PTE 84-14 OR ANOTHER APPLICABLE PROHIBITED TRANSACTION EXEMPTION AND WILL NOT CAUSE A NON-EXEMPT VIOLATION OF SIMILAR LAW.  BY ITS ACQUISITION OF THIS NOTE, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED THAT IT SATISFIES THE FOREGOING REQUIREMENTS AND THE INDENTURE TRUSTEE MAY RELY CONCLUSIVELY ON THE SAME FOR PURPOSES HEREOF.

BANK ONE AUTO SECURITIZATION TRUST 2003-1

1.82% CLASS A-3 ASSET BACKED NOTES

Bank One Auto Securitization Trust 2003-1, a Delaware statutory trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED FIFTY ONE MILLION DOLLARS ($151,000,000) payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-3 Notes on such Distribution Date from the Principal Distribution Account in respect of principal on the Class A-3 Notes pursuant to Section 3.1 of the Indenture dated as of August 29, 2003 (as from time to time amended, supplemented or otherwise modified and in effect, the “Indenture”), between the Issuer and JPMorgan Chase Bank, a New York banking corporation, as Indenture Trustee (in such capacity the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the September 20, 2007 Distribution Date (the “Class A-3 Stated Maturity Date”).  Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

The Issuer shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture.  Interest on this Note will accrue for each Distribution Date from and including the twentieth day of the calendar month immediately preceding such Distribution Date (or, in the case of the initial Distribution Date, from the Closing Date) to but excluding the twentieth day of the following calendar month.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Indenture Trustee or by an Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: October 14, 2003

BANK ONE AUTO SECURITIZATION

TRUST 2003-1

By:

WILMINGTON TRUST COMPANY,

not in its individual capacity but solely

as Owner Trustee of Bank One Auto

Securitization Trust 2003-1

By:

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-3 Notes designated above and referred to in the within-mentioned Indenture.

Date: October 14, 2003

JPMORGAN CHASE BANK,

not in its individual capacity but solely as

Indenture Trustee

By:

Responsible Officer

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 1.82% Class A-3 Asset Backed Notes (the “Class A-3 Notes”) which, together with the Issuer’s 1.10% Class A-1 Asset Backed Notes (the “Class A-1 Notes”), 1.29% Class A-2 Asset Backed Notes (the “Class A-2 Notes”), 2.43% Class A-4 Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”) and 2.10% Class B Asset Backed Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

The Class A-3 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Payments of interest on and principal of the Class A-3 Notes will be made in the manner and to the extent provided in the Indenture.

Principal of the Class A-3 Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing October 20, 2003.  All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled hereto.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-3 Stated Maturity Date.  Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture.  In such event, all payments on the Class A-3 Notes will be made in accordance with the provisions of the Indenture.

Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person’s address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Stated Maturity Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1 of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

The Issuer shall pay interest on overdue installments of interest at the Class A-3 Interest Rate to the extent lawful.

As provided in the Indenture, the Class A Notes and the Class B Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in their individual capacities, (ii) any owner of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in their individual capacities, or (iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

In furtherance of and not in derogation of the foregoing paragraph, to the extent the Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by the Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”).  To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Seller or any other Person owned by the Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Seller or any other Person owned by the Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against the Seller or any other Person owned by the Seller), including the payment of post-petition interest on such other obligations and liabilities.  This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance.  The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of the Indenture and this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate.  Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more Supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied.  The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Outstanding Principal Amount or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

___________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

_________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________, 200_

By:

Signature Guaranteed:

*/   NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

EXHIBIT A-4

FORM OF CLASS A-4 NOTE

REGISTERED

$160,670,000

No. R-1

CUSIP NO.  06424E AD 6

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE MAY BE TRANSFERRED TO AN “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION 3(3) OF ERISA THAT IS SUBJECT TO ERISA, A “PLAN” DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, ANY ENTITY THAT IS DEEMED TO HOLD “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR OTHER PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), UNLESS THE PURCHASE AND HOLDING OF THIS NOTE IS AND WILL BE ELIGIBLE FOR, AND SATISFIES AND WILL SATISFY ALL THE REQUIREMENTS OF, DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTE”) 90-1; PTE 96-23; PTE 95-60: PTE 91-38; PTE 84-14 OR ANOTHER APPLICABLE PROHIBITED TRANSACTION EXEMPTION AND WILL NOT CAUSE A NON-EXEMPT VIOLATION OF SIMILAR LAW.  BY ITS ACQUISITION OF THIS NOTE, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED THAT IT SATISFIES THE FOREGOING REQUIREMENTS AND THE INDENTURE TRUSTEE MAY RELY CONCLUSIVELY ON THE SAME FOR PURPOSES HEREOF.

BANK ONE AUTO SECURITIZATION TRUST 2003-1

2.43% CLASS A-4 ASSET BACKED NOTES

Bank One Auto Securitization Trust 2003-1, a Delaware statutory trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED SIXTY MILLION SIX HUNDRED SEVENTY THOUSAND DOLLARS ($160,670,000) payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-4 Notes on such Distribution Date from the Principal Distribution Account in respect of principal on the Class A-4 Notes pursuant to Section 3.1 of the Indenture dated as of August 29, 2003 (as from time to time amended, supplemented or otherwise modified and in effect, the “Indenture”), between the Issuer and JPMorgan Chase Bank, a New York banking corporation, as Indenture Trustee (in such capacity the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the March 22, 2010 Distribution Date (the “Class A-4 Stated Maturity Date”).  Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

The Issuer shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture.  Interest on this Note will accrue for each Distribution Date from and including the twentieth day of the calendar month immediately preceding such Distribution Date (or, in the case of the initial Distribution Date, from the Closing Date) to but excluding the twentieth day of the following calendar month.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Indenture Trustee or by an Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: October 14, 2003

BANK ONE AUTO SECURITIZATION

TRUST 2003-1

By:

WILMINGTON TRUST COMPANY,

not in its individual capacity but solely as

Owner Trustee of Bank One Auto

Securitization Trust 2003-1

By:

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-4 Notes designated above and referred to in the within-mentioned Indenture.

Date: October 14, 2003

JPMORGAN CHASE BANK,

not in its individual capacity but solely as

Indenture Trustee

By:

Responsible Officer

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 2.43% Class A-4 Asset Backed Notes (the “Class A-4 Notes”) which, together with the Issuer’s 1.10% Class A-1 Asset Backed Notes (the “Class A-1 Notes”), 1.29% Class A-2 Asset Backed Notes (the “Class A-2 Notes”), 1.82% Class A-3 Asset Backed Notes (the “Class A-3 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-4 Notes, the “Class A Notes”) and 2.10% Class B Asset Backed Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

The Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Payments of interest on and principal of the Class A-4 Notes will be made in the manner and to the extent provided in the Indenture.

Principal of the Class A-4 Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing October 20, 2003. All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Noteholders entitled thereto.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-4 Stated Maturity Date. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes may declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class A-1 Notes will be made in accordance with the provisions of the Indenture.

Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person’s address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Stated Maturity Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1 of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

The Issuer shall pay interest on overdue installments of interest at the Class A-4 Interest Rate to the extent lawful.

As provided in the Indenture, the Class A Notes and the Class B Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in their individual capacities, (ii) any owner of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in their individual capacities, or (iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

In furtherance of and not in derogation of the foregoing paragraph, to the extent the Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by the Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”).  To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Seller or any other Person owned by the Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Seller or any other Person owned by the Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against the Seller or any other Person owned by the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of the Indenture and this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of Outstanding Principal Amount or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

THE NOTES ARE ISSUABLE ONLY IN REGISTERED FORM IN DENOMINATIONS AS PROVIDED IN THE INDENTURE, SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

___________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

__________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________, 200__

By:

Signature Guaranteed:

*/   NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

EXHIBIT B

FORM OF CLASS B NOTE

REGISTERED

$18,329,000

No. R-1

CUSIP NO.  06424E AE 4

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE MAY BE TRANSFERRED TO AN “EMPLOYEE BENEFIT PLAN” WITHIN THE MEANING OF SECTION 3(3) OF ERISA THAT IS SUBJECT TO ERISA, A “PLAN” DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, ANY ENTITY THAT IS DEEMED TO HOLD “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR OTHER PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), UNLESS THE PURCHASE AND HOLDING OF THIS NOTE IS AND WILL BE ELIGIBLE FOR, AND SATISFIES AND WILL SATISFY ALL THE REQUIREMENTS OF, DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTE”) 90-1; PTE 96-23; PTE 95-60: PTE 91-38; PTE 84-14 OR ANOTHER APPLICABLE PROHIBITED TRANSACTION EXEMPTION AND WILL NOT CAUSE A NON-EXEMPT VIOLATION OF SIMILAR LAW.  BY ITS ACQUISITION OF THIS NOTE, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED THAT IT SATISFIES THE FOREGOING REQUIREMENTS AND THE INDENTURE TRUSTEE MAY RELY CONCLUSIVELY ON THE SAME FOR PURPOSES HEREOF.

BANK ONE AUTO SECURITIZATION TRUST 2003-1

2.10% CLASS B ASSET BACKED NOTES

Bank One Auto Securitization Trust 2003-1, a trust existing under the laws of the State of New York (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of EIGHTEEN MILLION THREE HUNDRED TWENTY NINE THOUSAND DOLLARS ($18,329,000) payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class B Notes on such Distribution Date from the Principal Distribution Account in respect of principal on the Class B Notes pursuant to Section 3.1 of the Indenture dated as of August 29, 2003 (as from time to time amended, supplemented or otherwise modified and in effect, the “Indenture”), between the Issuer and JPMorgan Chase Bank, a New York banking corporation, as Indenture Trustee (in such capacity the “the Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the March 22, 2010 Distribution Date (the “Class B Stated Maturity Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

The Issuer shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid, or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the twentieth day of the calendar month immediately preceding such Distribution Date (or, in the case of the initial Distribution Date, from the Closing Date) to but excluding the twentieth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed pursuant to Section 2.13 of the Indenture by the Indenture Trustee or by an Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: October 14, 2003

BANK ONE AUTO SECURITIZATION

TRUST 2003-1

By:

WILMINGTON TRUST COMPANY,

not in its individual capacity but solely as

Owner Trustee of Bank One Auto

Securitization Trust 2003-1

By:

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes designated above and referred to in the within-mentioned Indenture.

Date: October 14, 2003

JPMORGAN CHASE BANK,

not in its individual capacity but solely as

Indenture Trustee

By:

Responsible Officer

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 2.10% Class B Asset Backed Notes (the “Class B Notes”) which, together with the Issuer’s 1.10% Class A-1 Asset Backed Notes (the “Class A-1 Notes”), 1.29% Class A-2 Asset Backed Notes (the “Class A-2 Notes”), 1.82% Class A-3 Asset Backed Notes (the “Class A-3 Notes”), 2.43% Class A-4 Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes” and, together with the Class B Notes, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

The Class B Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Payments of interest on and principal of the Class B Notes will be made in the manner and to the extent provided in the Indenture.

Principal of the Class B Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the twentieth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing October 20, 2003. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class B Stated Maturity Date or the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes may declare all the Notes to be immediately due and payable, by a notice in writing to Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in the manner provided in Section 5.2 of the Indenture. In such event, all payments on the Class B Notes will be made in accordance with the provisions of the Indenture.

Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person’s address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Stated Maturity Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1 of the Indenture) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Principal Amount of the Controlling Note Class of Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture and, in such event, all principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2 of the Indenture.

The Issuer shall pay interest on overdue installments of interest at the Class B Interest Rate to the extent lawful.

As provided in the Indenture, the Class A Notes and the Class B Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in their individual capacities, (ii) any owner of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in their individual capacities, or (iv) any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

In furtherance of and not in derogation of the foregoing paragraph, to the extent the Seller enters into other securitization transactions, each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Seller (other than the Trust Property and Reserve Account relating to this transaction) conveyed or purported to be conveyed by the Seller to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”).  To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this paragraph, a Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Seller or any other Person owned by the Seller, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Seller or any other Person owned by the Seller, then each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Seller which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against the Seller or any other Person owned by the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of the Indenture and this Note.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate.  Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the Issuer and the Indenture Trustee to enter into one or more supplemental indentures without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Outstanding Principal Amount or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

___________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

__________________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________, 200_

By:

*/

Signature Guaranteed:

*/

*/   NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.